Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of RxElite, Inc. (the “Company”) on Form 10-Q for the fiscal quarter period ended March 31, 2008 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, Chief Executive Officer and Principal Financial Officer, respectfully, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Jonathan Houssian
Jonathan Houssian
Chief Executive Officer

/s/ Shannon M. Stith
Shannon M. Stith
Vice President of Finance, Principal Financial Officer

Date: May 19, 2008